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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                              Distribution Date: 3/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                        688,713.75
             Class B Note Interest Requirement                         67,705.31
             Class C Note Interest Requirement                        108,143.25
                       Total                                          864,562.31

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.91829
               Class B Note Interest Requirement                         1.08329
               Class C Note Interest Requirement                         1.34579

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                       750,000,000
                Class B Note Principal Balance                        62,500,000
                Class C Note Principal Balance                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                By:
                                                   -----------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President